Exhibit 24


Securities and Exchange Commission
Washington, D.C.  20549



                                        Re:      ALLTEL Corporation
                                                 Commission File No. 1-4996
                                                 1934 Act Filings on Form 10-K
                                                 Authorized Representatives

Gentlemen:

                  The above Company is the issuer of securities registered under Section 12 of the Securities Exchange Act of 1934 (The "Act"). Each of the persons signing his name below confirms, as of the date appearing opposite his signature, that each of the "Authorized Representatives" named below is authorized on his behalf to sign and submit to the Securities and Exchange Commission such filings on Form 10-K as are required by the Act. Each person so signing also confirms the authority of each of the Authorized Representatives to do and perform on his behalf, any and all acts and things requisite or necessary to assure compliance by the signing person with the Form 10-K requirements. The authority confirmed herein shall remain in effect as to each person signing his name below until such time as the Commission shall receive from such person a written communication terminating or modifying the authority. Each person signing his name below expressly revokes all authority heretofore given or executed by him with respect to such filings under the Act.

                           Authorized Representatives

                                 Dennis J. Ferra
                                  Tom T. Orsini
                                Francis X. Frantz

                                   Date                                Date

/s/ William H. Zimmer              4/20/95     /s/ Dennis J. Ferra     5/24/95
/s/ Lawrence L. Gellerstedt III    4/20/95     /s/ Francis X. Frantz   5/24/95
/s/ Emon A. Mahoney                4/20/95     /s/ Tom T. Orsini       5/24/95
/s/ Carl H. Tiedemann              4/20/95
/s/ Joe Ford                       4/20/95
/s/ John Steuri                    4/20/95
/s/ Ben W. Agee                    4/20/95
/s/ Ronald Townsend                4/20/95
/s/ John P. McConnell              4/20/95
/s/ W.W. Johnson                   5/1/95
/s/ Michael D. Andreas             5/12/95
/s/ Josie Natori                   5/21/95

Securities and Exchange Commission
Washington, D.C.  20549



                                         Re:      ALLTEL Corporation
                                                  Commission File No. 1-4996
                                                  1934 Act Filings on Form 10-K

                                                  Authorized Representatives

Gentlemen:

                  The above Company is the issuer of securities registered under Section 12 of the Securities Exchange Act of 1934 (The "Act"). Each of the persons signing his name below confirms, as of the date appearing opposite his signature, that each of the "Authorized Representatives" named below is authorized on his behalf to sign and submit to the Securities and Exchange Commission such filings on Form 10-K as are required by the Act. Each person so signing also confirms the authority of each of the Authorized Representatives to do and perform on his behalf, any and all acts and things requisite or necessary to assure compliance by the signing person with the Form 10-K requirements. The authority confirmed herein shall remain in effect as to each person signing his name below until such time as the Commission shall receive from such person a written communication terminating or modifying the authority. Each person signing his name below expressly revokes all authority heretofore given or executed by him with respect to such filings under the Act.



                           Authorized Representatives
                                 Dennis J. Ferra
                                  Tom T. Orsini
                                Francis X. Frantz




                                                            Date

                                           Scott T. Ford    2/9/96

Securities and Exchange Commission
Washington, D.C.  20549



                                         Re:      ALLTEL Corporation
                                                  Commission File No. 1-4996
                                                  1934 Act Filings on Form 10-K

                                                  Authorized Representatives

Gentlemen:

                  The above Company is the issuer of securities registered under Section 12 of the Securities Exchange Act of 1934 (The "Act"). Each of the persons signing his name below confirms, as of the date appearing opposite his signature, that each of the "Authorized Representatives" named below is authorized on his behalf to sign and submit to the Securities and Exchange Commission such filings on Form 10-K as are required by the Act. Each person so signing also confirms the authority of each of the Authorized Representatives to do and perform on his behalf, any and all acts and things requisite or necessary to assure compliance by the signing person with the Form 10-K requirements. The authority confirmed herein shall remain in effect as to each person signing his name below until such time as the Commission shall receive from such person a written communication terminating or modifying the authority. Each person signing his name below expressly revokes all authority heretofore given or executed by him with respect to such filings under the Act.



                           Authorized Representatives
                                 Dennis J. Ferra
                                  Tom T. Orsini
                                Francis X. Frantz




                                                            Date

                                        John Robert Belk    2/12/96

Securities and Exchange Commission
Washington, D.C.  20549



                                         Re:      ALLTEL Corporation
                                                  Commission File No. 1-4996
                                                  1934 Act Filings on Form 10-K

                                                  Authorized Representatives

Gentlemen:

                  The above Company is the issuer of securities registered under Section 12 of the Securities Exchange Act of 1934 (The "Act"). Each of the persons signing his name below confirms, as of the date appearing opposite his signature, that each of the "Authorized Representatives" named below is authorized on his behalf to sign and submit to the Securities and Exchange Commission such filings on Form 10-K as are required by the Act. Each person so signing also confirms the authority of each of the Authorized Representatives to do and perform on his behalf, any and all acts and things requisite or necessary to assure compliance by the signing person with the Form 10-K requirements. The authority confirmed herein shall remain in effect as to each person signing his name below until such time as the Commission shall receive from such person a written communication terminating or modifying the authority. Each person signing his name below expressly revokes all authority heretofore given or executed by him with respect to such filings under the Act.



                           Authorized Representatives
                                 Dennis J. Ferra
                                  Tom T. Orsini
                                Francis X. Frantz




                                                                Date 2-5-96

                                                  John M. Mueller